The Torray Resolute Fund

A Message from the Fund’s President

7501 Wisconsin Avenue, Suite 750W

Bethesda, Maryland 20814

January 15, 2014

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in The Torray Resolute Fund, a series of The Torray Fund (the “Trust”). While you are, of course, welcome to join us at The Torray Resolute Fund shareholders’ meeting scheduled for February 20, 2014, you may also cast your vote by filling out, signing and returning the enclosed proxy card.

You are being asked to vote on the following matter(s):

1.

Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”) that is expected to be effective on March 1, 2014, in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

2.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

The New Fund was created to acquire the assets of The Torray Resolute Fund, and will carry on the business of The Torray Resolute Fund and inherit its performance and financial history. The Board expects that the proposed reorganization, if approved by shareholders, will take effect during the first calendar quarter of 2014.

The Torray Resolute Fund is a diversified series of The Torray Fund, an open-end management company registered with the Securities and Exchange Commission.

The Trust’s Board of Trustees has unanimously approved the proposed reorganization. In determining to recommend approval of the reorganization, the Board of Trustees of The Torray Resolute Fund concluded that:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from the potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed reorganization.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT: (1) THE REORGANIZATION IS IN THE BEST INTERESTS OF THE TORRAY RESOLUTE FUND AND ITS SHAREHOLDERS; AND (2) THE INTERESTS OF THE EXISTING SHAREHOLDERS OF THE TORRAY RESOLUTE FUND WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

This booklet contains information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the New Fund, the specific proposal being considered at the shareholder meeting, and why the proposal is being made.

•	A Proxy, a business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

Whether or not you plan to attend the shareholders’ meeting, your vote is needed. Please review the enclosed materials thoroughly and, once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or authorize your proxy by telephone or internet as instructed. You may receive more than one proxy card. If so, please vote each one.

Your prompt return of the enclosed proxy card will save the necessity and expense of further solicitations.

Your vote is important to us. If you have questions about any proposal, please contact Torray LLC at (301) 493-4600.

Sincerely,

/s/ Robert E. Torray
Robert E. Torray
President, The Torray Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF THE TORRAY RESOLUTE FUND,

A SERIES OF THE TORRAY FUND

This is the formal notice of The Torray Resolute Fund’s special meeting of shareholders. It outlines the matters to be voted on and the time and place of the Special Meeting, in the event you so choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of The Torray Resolute Fund, a series of The Torray Fund (the “Trust”), will be held at the offices of Torray LLC on February 20, 2014 at 11:00 a.m. Eastern Time, to consider the following:

Proposal 1: Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The close of business on November 25, 2013 has been set as the record date for determining the shareholders of The Torray Resolute Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

/s/ Robert E. Torray
Robert E. Torray
President, The Torray Fund

January 15, 2014

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID

ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY TELEPHONE OR ON THE INTERNET, AS

INSTRUCTED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

QUESTIONS & ANSWERS

Here are some answers to questions you may have about the proposed Reorganization. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

Q.	What is being proposed?

A. The Board of Trustees of the Trust, of which The Torray Resolute Fund is a series, is recommending that shareholders approve the transaction contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix 1), which we refer to as the “Reorganization” of The Torray Resolute Fund with and into the New Fund. If approved by shareholders, The Torray Resolute Fund will transfer all of its assets to the New Fund in exchange for Class I shares of the New Fund (“Reorganization Shares”) with a value equal to the value of The Torray Resolute Fund’s assets net of liabilities, and for the assumption by the New Fund of all liabilities of The Torray Resolute Fund. As soon as possible after the transfer, The Torray Resolute Fund will distribute the Reorganization Shares to its shareholders, on a pro rata basis. As a condition of the Reorganization, The Torray Resolute Fund will receive an opinion of counsel that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and, generally, that no gain or loss will be recognized to The Torray Resolute Fund, its shareholders, or the New Fund with respect to the Reorganization.

Q.	What will happen to my shares of The Torray Resolute Fund as a result of the Reorganization?

A. Your shares of The Torray Resolute Fund will, in effect, be exchanged for Class I shares of the New Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of The Torray Resolute Fund shares you held immediately prior to the Reorganization. You will not be subject to U.S. federal income tax on the exchange.

Q.	Why has the Board of Trustees of the Trust recommended that I approve the Reorganization?

A. In determining to recommend that shareholders approve the Reorganization, the Board considered, among others, the following factors:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM may benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of The Torray Resolute Fund;

•	The current size ($12.5 million as of September 30, 2013) and limited prospects for future asset growth may impact the viability of The Torray Resolute Fund;

•	The Torray Resolute Fund has not been able to date to attract sufficient assets so as to achieve desired economies of scale; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed Reorganization.

I

•

In the event that shareholders of The Torray Resolute Fund do not approve the Reorganization, the Board of Trustees of The Torray Resolute Fund (the “Torray Board”) will consider other options with respect to The Torray Resolute Fund, including, without limitation, the following: (1) continuing to operate The Torray Resolute Fund under its current management arrangements, potentially with new distribution strategies; (2) exploring different potential restructuring and reorganization opportunities for The Torray Resolute Fund with other funds or fund families; and (3) liquidating The Torray Resolute Fund in the event that it does not achieve sufficient assets to allow it to operate in an economically viable manner and achieve desired economies of scale.

Q.	How do the investment objectives, strategies and restrictions of the Funds compare?

A. The Funds have the same investment objective and substantially similar investment strategies and restrictions. Each Fund seeks long-term growth of capital. Each Fund’s strategy is to generally invest in a concentrated portfolio of 25 to 30 stocks of predominantly large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis.

Q.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?

A. Based on the operating expenses of The Torray Resolute Fund as of December 31, 2012, and the pro forma expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014, shareholders of The Torray Resolute Fund are expected to experience lower total annual fund operating expenses in the New Fund than they had in The Torray Resolute Fund prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

Q.	What are the federal income tax consequences of the proposed Reorganization?

A. For federal income tax purposes, no gain or loss is expected to be recognized by shareholders or, generally, The Torray Resolute Fund as a result of the Reorganization. For more information, please see “Information about the Proposed Reorganization — Certain Federal Income Tax Consequences,” below.

Q.	Will my dividends be affected by the Reorganization?

A. The Reorganization will result in a change in dividend policy. The Torray Resolute Fund declares and pays dividends quarterly and net capital gains at least annually. The New Fund will generally pay any dividends and other distributions annually.

Q.	How will I be notified of the outcome of the Reorganization?

A. If shareholders approve the proposed Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of Class I shares of the New Fund you are receiving. If shareholders do not approve the proposed Reorganization, The Torray Resolute Fund’s annual report for the period ending December 31, 2013 will indicate this result.

Q.	How will the Reorganization affect my account?

A. As a result of the Reorganization, the assets and liabilities of The Torray Resolute Fund will be transferred to the New Fund, an account will be set up in your name with the transfer agent for the New Fund and you will receive Class I shares of the New Fund and The Torray Resolute Fund will dissolve. The value of the Class I shares of the New Fund you receive in the Reorganization will equal the value of the shares of The Torray Resolute Fund you own immediately prior to the Reorganization.

Q.	Who will bear the expenses of the proposed Reorganization?

A. The Funds will not pay any of the costs related to the Reorganization. TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

Q. What percentage of shareholders’ votes is required to approve the Reorganization?

A. Each whole share of The Torray Resolute Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The Torray Resolute Fund are present or represented by proxy; or

II

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

In the event that a quorum (defined by the Trust’s Declaration of Trust as 40% of the Shares entitled to vote) is not present at the Special Meeting, one or more adjournment(s) may be proposed to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a plurality of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy and entitled to vote.

III

i

PROSPECTUS/PROXY STATEMENT

January 15, 2014

Acquisition of the assets of:	By and in exchange for Class I shares of:
The Torray Resolute Fund	Transamerica Concentrated Growth
a series of	a series of
The Torray Fund	Transamerica Funds
7501 Wisconsin Avenue, Suite 750W Bethesda, Maryland 20814 Phone: 301-493-4600	570 Carillon Parkway St. Petersburg, Florida 33716 Phone: 727-299-1800

Special Meeting of the Shareholders of The Torray Resolute Fund to be held February 20, 2014

This combined Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of The Torray Fund (the “Trust”), on behalf of The Torray Resolute Fund, to be used at the Special Meeting of Shareholders of The Torray Resolute Fund to be held on February 20, 2014 at 11:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders. Shareholders of record at the close of business on November 25, 2013 are entitled to receive notice of and to vote at the Special Meeting.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

Proposal 1: Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

It is proposed that The Torray Resolute Fund transfer all of its assets to the New Fund, in exchange for shares of beneficial interest of the New Fund’s Class I shares and the assumption by the New Fund of all liabilities of The Torray Resolute Fund, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). The Torray Resolute Fund and the New Fund are referred to collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

When the Reorganization occurs, if approved by shareholders, shareholders of The Torray Resolute Fund will receive the number of full and fractional Class I shares of the New Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of The Torray Resolute Fund shares held by that shareholder immediately prior to the Reorganization. Thus, at the close of the Reorganization, the aggregate net asset value of your New Fund shares will be the same as the aggregate net asset value of your shares of The Torray Resolute Fund as of the Reorganization date.

The Torray Resolute Fund and the New Fund are open-end management investment companies. The New Fund’s registration statement will be effective with the U.S. Securities and Exchange Commission (“SEC”) but the New Fund will not be operational until the merger. The New Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The New Fund has the same investment objective and substantially similar investment strategies and restrictions as The Torray Resolute Fund.

Transamerica Asset Management, Inc. (“TAM”) will be engaged as the investment adviser and will be responsible for the overall administration of the New Fund’s business affairs. Torray LLC (“Torray”) currently serves as The Torray Resolute Fund’s investment adviser pursuant to an investment advisory agreement and will serve as the New Fund’s investment sub-adviser pursuant to a sub-advisory agreement. If shareholders approve the Reorganization, The Torray Resolute Fund will be considered the surviving fund for accounting and performance purposes, and the New Fund will carry on the business of The Torray Resolute Fund and will inherit The Torray Resolute Fund’s performance and financial history following the Reorganization. This Prospectus/Proxy Statement includes a comparison of The Torray Resolute Fund and the New Fund.

TAM and the registered funds that it manages, including the New Fund, have obtained an exemptive order (the “Order”) from the SEC permitting TAM, on behalf of the New Fund and subject to the approval of the Transamerica Funds Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Transamerica Funds, to hire or terminate unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. The initial sole shareholder of the New Fund has approved the manager of managers arrangement.

The Board of Transamerica Funds can terminate the sub-advisory agreement with Torray and replace Torray with another unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the New Fund, including the terms and conditions of the Order.

This document, which should be retained for future reference, is designed to give you the information you need to vote on the proposal. If there is anything you do not understand, please contact The Torray Resolute Fund at 301-493-4600.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files required reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about January 15, 2014. It explains concisely what you should know before voting on the proposal or investing in Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), a series of a diversified open-end registered management investment company. The New Fund’s statement of additional information dated January 15, 2014 (the “Reorganization SAI”) is filed as an Exhibit to the N-14. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus and statement of additional information of The Torray Resolute Fund, dated May 1, 2013, as supplemented from time to time;

(ii)

the financial statements, financial highlights and related report of the independent registered public accounting firm for The Torray Resolute Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2012; and

(iii)	the financial statements for The Torray Resolute Fund included in the Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2013.

    You may obtain free copies of The Torray Resolute Fund’s annual reports, semi-annual reports, prospectus, statement of additional information or the Reorganization SAI, request other information about Torray LLC, or other information by calling 800-443-3036. This Prospectus/Proxy Statement describes the New Fund’s salient features and the Reorganization SAI is included as an Exhibit to this filing. Because the New Fund is newly organized, its annual report and semi-annual report are not yet available.

Like shares of The Torray Resolute Fund, shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Fund.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

This synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Agreement”) relating to the transaction, a form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The materials in the exhibits and the statement of additional information for the Prospectus/Proxy Statement, dated January 15, 2014, are incorporated herein by reference into this Prospectus/Proxy Statement. Shareholders should the Prospectus/Proxy Statement, including Appendix 1, the statement of additional information, all exhibits and The Torray Resolute Fund’s prospectus carefully for more detailed information.

PROPOSED REORGANIZATION

The shareholders of The Torray Resolute Fund are being asked to approve a Reorganization of The Torray Resolute Fund into the New Fund. The Reorganization is structured as a transfer of all the assets of The Torray Resolute Fund to the New Fund in exchange for the assumption by the New Fund of all the liabilities of The Torray Resolute Fund and for the issuance and delivery to The Torray Resolute Fund of Reorganization Shares equal in value to the aggregate net asset value of The Torray Resolute Fund.

After receipt of the Reorganization Shares, The Torray Resolute Fund will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of The Torray Resolute Fund, and the legal existence of The Torray Resolute Fund as a series of the Trust will be terminated. Shareholders of The Torray Resolute Fund will receive the number of full and fractional shares of Class I of the New Fund, equal in value as of the Valuation Time (as defined in the Agreement) to the total value of their The Torray Resolute Fund shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by The Torray Resolute Fund.

The Board of Trustees of the Trust has voted to approve the Agreement and to recommend that shareholders also approve the Agreement and the transactions it contemplates. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The Torray Resolute Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of The Torray Resolute Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Reorganization.

Comparison of Fees and Expenses

The following tables summarize: (1) the fees and expenses you may pay as an investor in the Funds; (2) the expenses that The Torray Resolute Fund incurred for the period ended December 31, 2012; (3) the estimated expenses for the New Fund because it has not yet commenced operations; and (4) the pro forma estimated expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014. For financial statement purposes, The Torray Resolute Fund will be the accounting survivor of the Reorganization. As accounting survivor, The Torray Resolute Fund’s operating history will be used for financial reporting purposes.

Shareholder Fees

(fees paid directly from your investments)

	The Torray Resolute Fund	Transamerica Concentrated Growth Class I	Transamerica Concentrated Growth (Pro Forma) Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	0.00%	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed, if redeemed within sixty days of purchase)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of offering price)

	The Torray Resolute Fund	Transamerica Concentrated Growth Class I1	Transamerica Concentrated Growth (Pro Forma) Class I2
Management fee	1.00%	0.65%	0.65%
Distribution and service (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	2.68%	0.22%	0.22%
Total annual fund operating expenses	3.68%	0.87%	0.87%
Fee waiver and/or expense reimbursement[3]	2.43%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	0.87%	0.87%

As shown above, based on the operating expenses of The Torray Resolute Fund as of December 31, 2012, and the pro forma expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014, shareholders of The Torray Resolute Fund are expected to experience lower total annual fund operating expenses in the New Fund than they had in The Torray Resolute Fund prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that TAM expects the New Fund to incur in the first year following the Reorganization. The New Fund’s actual expenses after the Reorganization may be greater or less than those shown, except that TAM has agreed to limit the New Fund’s total expenses to 0.95% through March 1, 2015.

Examples

This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[1]	The fees and expenses of the New Fund are based on estimated amounts for its initial fiscal year.
[2]	The pro forma fees and expenses of the New Fund are based on estimated amounts for its initial fiscal year assuming the Reorganization occurred on February 28, 2014.
[3]

Effective as of the closing date of the Reorganization, contractual arrangements have been made with TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the New Fund’s total operating expenses exceed 0.95% for Class I shares, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the New Fund’s business. TAM will consider renewal of or further reductions to this limit on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Number of Years You Own Your Shares	The Torray Resolute Fund	Transamerica Concentrated Growth Class I	Combined Transamerica Concentrated Growth (Pro Forma) Class I
Year 1	$127	$ 89	$ 89
Year 3	$901	$ 278	$ 278
Year 5	$1,695	$ 482	$ 482
Year 10	$3,775	$ 1,073	$ 1,073

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of The Torray Resolute Fund with those of the New Fund. As noted above, the Funds have substantially similar investment objectives, principal investment strategies and related risks. A comparison of the Funds’ fundamental investment policies appears later in this Prospectus/Proxy Statement.

The Torray Resolute Fund	New Fund
Investment Objective	Investment Objective
The Torray Resolute Fund (the “Fund”) seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital.
Principal Investment Strategies	Principal Investment Strategies

The Fund’s strategy is to invest in a concentrated portfolio of predominantly large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis. The Fund employs a concentrated approach, investing in 25 to 30 stocks, a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of the Fund’s assets and may be increased over time to between 3.0% and 5.0%. Individual positions will not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

The Torray Resolute Fund	New Fund

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

Other Investment Practices and Strategies	Other Investment Practices and Strategies

The Manager’s investment philosophy is based on the belief that employing a long-term approach in a concentrated portfolio of diverse businesses demonstrating the ability to increase earnings in a sustainable manner will generate consistent excess returns on a risk-adjusted basis.

The Fund’s strategy is to invest in large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis. Sustainable growth is a product of businesses characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of assets and may be increased over time to between 3.0% and 5.0%. Individual positions will not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the Manager’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates the review of a security by the Manager.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

The Fund’s investment strategies may be changed without shareholder approval.

The following provides additional information regarding the fund’s strategies and investments.

Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

The Torray Resolute Fund	New Fund

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Unless expressly designated as fundamental, all policies and procedures of the fund, including its investment objective, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by the fund may also be changed without shareholder approval.

Performance Information

The New Fund has not commenced operations and thus has no performance history. The following bar chart provides some indication of the risks of investing in The Torray Resolute Fund by showing the changes in The Torray Resolute Fund’s investment performance for each calendar year since inception.

Calendar Year Annual Returns

The Torray Resolute Fund

Annual Total Returns (%) as of 12/31

Best Quarter:	3/31/2012	15.66%
Worst Quarter:	9/30/2011	-13.01%

The year to date return through September 30, 2013 was 19.83%, while the return for the quarter ended September 30, 2013 was 8.14%.

The following table compares The Torray Resolute Fund’s average annual total returns over time to those of the Russell 1000® Growth Index and the Standard & Poor’s 500® Index (“S&P 500 Index”).

Average Annual Total Returns

(For Periods Ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Torray Resolute Fund	1 Year	Since Inception December 31, 2010
Return Before Taxes	20.28%	10.89%
Return After Taxes on Distributions	20.20%	10.85%
Return After Taxes on Distributions and Sale of Fund Shares	13.29%	9.33%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	8.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	8.84%

Purchase, Redemption, Exchange and Conversion Policies

This section will help you compare The Torray Resolute Fund’s procedures for purchasing and redeeming shares of The Torray Resolute Fund with the procedures for purchasing, redeeming and exchanging shares of the New Fund.

The Torray Resolute Fund	New Fund
Procedures for Purchasing and Redeeming Shares	Procedures for Purchasing, Redeeming and Exchanging Shares

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $2,500. You should send your check payable to “The Torray Resolute Fund” with a completed account application to the Fund’s transfer agent:

Regular Mail Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 9803

Providence, RI 02940-8003

Courier Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Additional purchases can be made for $500 or more and should be sent to the applicable address above. Please remember to include your account number on your check.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $2,500. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

BUYING SHARES

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

By Check

•     Make your check payable and mail to Transamerica Fund Services, Inc.

•     If you are opening a new account, send your completed application along with your check.

•     If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•     Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

The Torray Resolute Fund	New Fund

When you open a related account you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

You may purchase shares of the Fund through an intermediary, such as an investment representative or a broker-dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Purchase and redemption orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

Wire Instructions

To make an initial purchase by wire, please call 1-800-626-9769 to have an account number assigned, to make arrangements for the submission of your application form and for current wire instructions.

Please note that your bank may charge you a wire fee. Please make sure that the amount that reaches the Fund, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required by the Fund. Mail your completed application form to the Transfer Agent at the address above. In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares automatically through the Automatic Investment Plan either monthly or quarterly via Automated Clearing House (“ACH”). The minimum automatic investment is $500 and you have the option of choosing the 10th, 15th or 20th day of the month or quarter as the transaction date. You may arrange for participation in the Automatic

Investment Plan by completing the automatic investment plan section on the Account Application or by calling 1-800-626-9769.

•       Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•       With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•       You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•       If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•       You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.

By Payroll Deduction

•       You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.

By Wire Transfer

•       You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028

Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.

The Torray Resolute Fund	New Fund

•     Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Minimum Investment

Class I shares of the Transamerica Funds are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Transamerica Funds and its affiliates. The minimum investment for Class I shares is $1,000,000, but will be waived for shareholders of The Torray Resolute Fund who acquire their Class I shares of the New Fund through the Reorganization as well as for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

ACCOUNT POLICIES

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•     Name;

•     Date of birth (for individuals);

•     Residential or business street address (although post office boxes are still permitted for mailing); and

•     Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your

Opening an Account

Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this

The Torray Resolute Fund	New Fund

identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share (“NAV”).

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Regular Mail Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 9803

Providence, RI 02940-8003

Courier Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

If your address of record has changed within the last 30 days of receipt of your redemption request, you will be required to obtain a medallion signature guarantee (see “Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record” for more information on medallion signature guarantees).

The Fund and the transfer agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person authorized by the account owner. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing (US) Inc.

SELLING SHARES

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange (“NYSE”) is open for business. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law.

In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

Shares are redeemed at NAV, minus any applicable sales charge.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH

•       You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

The Torray Resolute Fund	New Fund

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you redeem by wire transfer, the Fund’s transfer agent charges a fee (currently $10) for each wire redemption. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 business days from the date of purchase.

Redemption in Kind

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Systematic Withdrawal Plan

You can also redeem shares automatically on a monthly, quarterly, semi-annual or annual basis via a Systematic Withdrawal Plan (“SWP”). To establish a SWP, an account must have a current market value of at least $2,500 or more and must have dividends reinvested. The minimum amount of the systematic withdrawal is $250. The systematic withdrawals can be sent by check to the address of record or to your bank via ACH provided the bank is an online member of ACH. Any check or ACH withdrawal will be sent the business day following the redemption date. You may establish this plan by completing the appropriate section on the Account Application or by calling 1-800-626-9769.

Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. Redemption requests bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Direct Deposit – Wire

•       You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•       Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the Fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•       Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•       This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•       You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•       You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•       The type of account you have and if there is more than one shareholder.

•       The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•       A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

The Torray Resolute Fund	New Fund

•       When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•       Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•       Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•       Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind. Please see the Statement of Additional Information for more details.

•       If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to signature guarantees later in this prospectus.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•       To redeem your shares if your account balance falls below $2,500 as a result of redemptions and not market performance. You will receive 30 days’ notice to increase the value of your account to $2,500 before the account is closed.

•       To refuse any purchase order.

•       To refuse third-party checks, starter checks or cash equivalents for purchases of shares.

•       To change or waive the Fund’s investment minimums.

•       To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the Securities and Exchange Commission (“SEC”).

•       To require additional documentation or a medallion signature guarantee on any redemption request.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address noted under “How to Buy Shares.” You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Involuntary Redemptions

The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).

Exchanging Shares N/A

EXCHANGING SHARES

•       You may request an exchange in writing, by phone, or by accessing your account through the internet.

•       You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

The Torray Resolute Fund	New Fund

•     Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

•     An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•     If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•     In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

•     Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•     Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•     The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 p.m. Eastern time) will be processed at the net asset value calculated that day. NAV is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s Board of Trustees.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of the Fund (or class thereof) is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the fund does not price its shares (therefore, the value of the fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

The Torray Resolute Fund	New Fund

How NAV Is Calculated

The NAV of the fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

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When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period and procedures vary by state.

N/A

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchases and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

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intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of the fund. The fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the fund discourages market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for

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six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the original fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as the Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

While there is currently no minimum account size for maintaining a Class I share account, the fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per Fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two Fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute.

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Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•     You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•     You would like a check made payable to anyone other than the shareholder(s) of record.

•     You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•     You would like a check mailed to an address other than the address of record.

•     You would like your redemption proceeds wired to a bank account other than a bank account of record.

•     You are adding or removing a shareholder from an account.

•     You are changing ownership of an account.

•     When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

•     Transactions requiring supporting legal documentation.

The fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•     It does not appear valid or in good form.

•     The transaction amount exceeds the surety bond limit of the signature guarantee.

•     The guarantee stamp has been reported as stolen, missing or counterfeit.

NOTE: For certain maintenance and non-financial requests, Transamerica Funds requires a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request. A notary’s seal cannot serve as an alternative to a Signature Validation Program Stamp.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and

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wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

Once your account is established, visit our website at www.transamericafunds.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Distributions and Taxes

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TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund’s transfer agent, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

The maximum tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A shareholder will also have to satisfy a more than 60-day holding period for the Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates. These rate reductions do not apply to corporate taxpayers.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. Short-term capital gains are taxed as ordinary income. Each redemption of Fund shares is a taxable event. The Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States. You should consult a tax advisor regarding your investment in the Fund.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund will distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The fund generally pays any dividends and other distributions annually.

Taxes on Distributions in General

Taxable income consists generally of net investment income and any capital gains.

The fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at rates of up to 20%, regardless of how long the shareholders have held their shares.

•     Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the tax rates applicable to qualified dividend income.

•     Distributions in excess of the fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•     Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If the fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or partly attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares

If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

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Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Resident Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. For fund taxable years beginning on or before December 31, 2013, 30% withholding will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. The fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

If you are a non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (generally, FormW-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the fund. More information is provided in the fund’s SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.

Other Distribution or Service Arrangements; Disclosure of Portfolio Holdings

This section will also help you compare certain distribution arrangements of The Torray Resolute Fund with those of the New Fund.

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PAYMENTS TO THIRD PARTIES BY THE MANAGER

The Manager may, out of its own resources, and without additional direct cost to the Fund or its shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisers, in connection with sales of shares of the Fund. This compensation is generally made to those intermediaries that provide shareholder servicing, marketing support, broker education, and/or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Please be aware that the Fund may use brokers who sell shares of the Fund to effect portfolio transactions. The Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures which address these matters. You should note that if one mutual fund sponsor makes greater distribution assistance payments than another, your broker or financial adviser and his or her firm may have an incentive to recommend one fund complex over another.

Transamerica Capital, Inc. (“TCI”), an affiliate of TAM, is the distributor for the New Fund. TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services.

Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

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Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. These payments are made on a periodic basis, such as monthly or quarterly. During 2012, in general, payments calculated as a percentage of sales ranged from 5 basis points (0.05%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 20 basis points (0.20%), and flat annual fees ranged from $15,000 to $100,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2012, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; UBS Financial Services; AXA Advisors, LLC; and Wells Fargo Advisors, LLC.

For the calendar year ended December 31, 2012, TCI paid approximately $8,216,683 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2013, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

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For the same period, TCI received revenue sharing payments totaling $3,976,728 from the following financial services firms to participate in functions, events and meetings, among other things: Aegon USA Investment Management, LLC,

AllianceBernstein L.P., BlackRock Financial Management, Inc., CBRE Clarion Securities LLC, Jennison Associates LLC, J.P.

Morgan Investment Inc., Logan Circle Partners, LP, Madison Asset Management, LLC, MFS Investment Management, Morgan Stanley Investment Management Inc., Morningstar Associates LLC, Natixis Global Asset Management, OppenheimerFunds, Inc., Pacific Investment Management Company LLC, Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company, LLP.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

The Torray Resolute Fund	New Fund

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS	Disclosure of Portfolio Holdings

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings made with the SEC on Forms N-CSR and N-Q. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the Statement of Additional Information.

A detailed description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

This section will help you compare the risks of The Torray Resolute Fund with those of the New Fund. The Funds have similar principal investment risks.

The Torray Resolute Fund	New Fund
Principal Investment Risks	Principal Investment Risks

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund and investors face the risk that Torray LLC’s (the “Manager’s”) business analyses prove faulty.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio Risk. The Fund attempts to invest in a limited number of securities. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”). To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities becomes permanently impaired.

No Guarantee. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•     Cash Management and Defensive Investing – The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

•     Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•     Expenses –Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•     Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•     Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

The Torray Resolute Fund	New Fund

•     Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•     Market Risk – The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates 2 ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•     Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The Agreement provides that The Torray Resolute Fund will transfer all of its assets to the New Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all The Torray Resolute Fund’s liabilities. The Reorganization Shares will be issued on or about February 28, 2014, or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Torray Resolute Fund will transfer all of its assets to the New Fund, and in exchange, the New Fund will assume all liabilities of The Torray Resolute Fund and deliver to The Torray Resolute Fund the number of full and fractional Class I shares of the New Fund having an aggregate net asset value equal to the net asset value of the shares of The Torray Resolute Fund. On or as soon after the Closing Date as is possible (the “Liquidation Date”), The Torray Resolute Fund will distribute in complete liquidation of The Torray Resolute Fund, pro rata to its shareholders of record, all of the Reorganization Shares received by The Torray Resolute Fund. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of The Torray Resolute Fund on the books of the New Fund to open accounts on the share records of the New Fund in the name of The Torray Resolute Fund shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of The Torray Resolute Fund will simultaneously be canceled on the books of The Torray Resolute Fund. As a result of the proposed transaction, each The Torray Resolute Fund shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Time to the value of The Torray Resolute Fund shares previously held by such shareholder.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Trust on behalf of The Torray Resolute Fund and Transamerica Funds on behalf of the New Fund. In addition, either the Trust or Transamerica Funds may at its option terminate the Agreement at or before the Closing Date due to a determination by the Board of the Trust or the Board of Transamerica Funds that the consummation of the transactions contemplated therein is not in the best interests of The Torray Resolute Fund or the New Fund, respectively.

Pursuant to the Agreement, TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

Conflicts of Interest

The Reorganization is expected to benefit TAM and Torray. TAM has engaged Torray as the sub-adviser for the New Fund. TAM would benefit from the management fees it receives from the New Fund and from the addition of a fund with strong historical performance to the Transamerica family of funds, while Torray would benefit from the sub-advisory fees it receives for managing the portfolio of the New Fund, and from Transamerica’s distribution capabilities which may result in asset growth over time.

TAM and Torray have entered into an agreement under which TAM has agreed that, under certain circumstances, it (and not the New Fund) will pay to Torray a specified amount if the Torray sub-advisory agreement for the New Fund is terminated within a three-year period. Neither the New Fund nor The Torray Resolute Fund is a party to the agreement, and the agreement is not binding upon the Funds or the Funds’ Boards. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the Torray sub-advisory agreement for as long as the arrangements remain in effect. The Boards of each Fund received information about the agreement in connection with its consideration of the Reorganization.

Description of the Reorganization Shares

Reorganization Shares will be issued to The Torray Resolute Fund’s shareholders in accordance with the Agreement as described above. The Reorganization Shares will be Class I shares of the New Fund.

Board’s Considerations Relating to the Proposed Reorganization

At a meeting held on October 22, 2013, the Board of Trustees of the Trust unanimously approved the terms and conditions of the Agreement.

During the meeting, the Trustees, with the advice and assistance of counsel, reviewed and considered, among other things:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM may benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of The Torray Resolute Fund;

•	The current size ($12.5 million as of September 30, 2013) and limited prospects for future asset growth may impact the viability of The Torray Resolute Fund;

•	The Torray Resolute Fund has not been able to date to attract sufficient assets so as to achieve desired economies of scale; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed Reorganization.

•

In the event that shareholders of The Torray Resolute Fund do not approve the Reorganization, the Torray Board will consider other options with respect to The Torray Resolute Fund, including, without limitation, the following: (1) continuing to operate The Torray Resolute Fund under its current management arrangements, potentially with new distribution strategies; (2) exploring different potential restructuring and reorganization opportunities for The Torray Resolute Fund with other funds or fund families; and (3) liquidating The Torray Resolute Fund in the event that it does not achieve sufficient assets to allow it to operate in an economically viable manner and achieve desired economies of scale.

The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Trustee may have attributed different weights to the various factors. Based on all of the foregoing, the Board concluded that The Torray Resolute Fund’s participation in the proposed Reorganization would be in the best interests of The Torray Resolute Fund and would not dilute the interests of The Torray Resolute Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that shareholders of The Torray Resolute Fund approve the Agreement and the transactions it contemplates.

Certain Federal Income Tax Consequences

It is a condition to each Fund’s obligation to consummate the Reorganization that the Funds receive a tax opinion from Bingham McCutchen LLP (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

(a)

The transfer of all the assets of The Torray Resolute Fund to the New Fund in exchange solely for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund followed by the pro rata distribution by The Torray Resolute Fund of all the Reorganization Shares to The Torray Resolute Fund shareholders in complete liquidation of The Torray Resolute Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)

No gain or loss will be recognized by the New Fund upon the receipt of all the assets of The Torray Resolute Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund.

(c)

The basis in the hands of the New Fund of The Torray Resolute Fund’s assets transferred to the New Fund in the Reorganization will be the same as the basis of such assets to The Torray Resolute Fund immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by The Torray Resolute Fund upon the transfer.

(d)

The holding period of each such asset of The Torray Resolute Fund in the hands of the New Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by The Torray Resolute Fund (except where investment activities of the New Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(e)

No gain or loss will be recognized by The Torray Resolute Fund upon the transfer of all its assets to the New Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund or upon the distribution of such Reorganization Shares by The Torray Resolute Fund to The Torray Resolute Fund’s shareholders in complete liquidation of The Torray Resolute Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

(f)	No gain or loss will be recognized by The Torray Resolute Fund’s shareholders upon the exchange of their The Torray Resolute Fund shares solely for Reorganization Shares in the Reorganization.

(g)

The aggregate basis of the Reorganization Shares that each The Torray Resolute Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her The Torray Resolute Fund shares exchanged therefore.

(h)

Each The Torray Resolute Fund shareholder’s holding period for his or her Reorganization Shares received in connection with the Reorganization will include the period during which he or she held The Torray Resolute Fund shares exchanged therefore, provided that he or she held such The Torray Resolute Fund shares as capital assets on the date of the Reorganization.

(i)

The taxable year of The Torray Resolute Fund will not end as a result of the Reorganization. The part of the last taxable year of The Torray Resolute Fund beginning before the Reorganization will be included in the first taxable year of the New Fund ending after the Reorganization.

Notwithstanding the above, no opinion will be expressed as to any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Reorganization is not expected to result in limitations on the New Fund’s ability to use the capital loss carryforwards of The Torray Resolute Fund that originated prior to the Reorganization.

Capitalization

The following table shows, as of December 31, 2013, the capitalization of each Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
The Torray Resolute Fund	$13,761,251.54	$15.76	873,222.63
New Fund Class I	—	—	—
Pro Forma New Fund Class I	$13,761,251.54	$15.76	873,222.63

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisers, Sub-Adviser and Portfolio Manager

The Torray Resolute Fund. 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. Pursuant to a written management contract (“Management Agreement”) between The Torray Resolute Fund (the “Fund”) and Torray LLC (the “Manager”) and subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. The Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily assets. The Manager is a Maryland limited liability company organized in 2005. The Manager is the successor to the Fund’s prior investment adviser, The Torray Corporation.

Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days’ notice by the Manager to the Fund. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of “Torray” may be withdrawn.

The table below sets forth the management fees paid by the Fund for the fiscal years ended December 31, 2011 and 2012. The Fund commenced operations on December 31, 2010 and therefore did not pay a management fee prior to 2011.

Management Fees Paid
2012	2011
$34,766	$16,691

The Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders and insurance premiums.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager has contractually agreed to waive fees and/or reimburse operating expenses of the Fund in order to limit the total annual operating expenses of the Fund to 1.25% of Fund’s average daily net assets through May 1, 2014. This expense limitation agreement may only be amended by the Fund’s Board of Trustees. For the fiscal year ended December 31, 2012, the Manager waived fees (including management fees) and reimbursed expenses in the amount of $84,400 and for the fiscal year ended December 31, 2011, the Manager waived fees (including management fees) and reimbursed expenses in the amount of $78,041.

Nicholas C. Haffenreffer is a Principal of Torray LLC and the manager of the Fund. He has managed the Fund since its inception. The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

New Fund. Following the Reorganization, TAM will assume the role of the New Fund’s investment adviser pursuant to an investment advisory agreement (“TAM Advisory Agreement”). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. As of December 31, 2012, TAM had approximately $54.5 billion in assets under management. TAM renders “manager of managers” services for the Transamerica Mutual Funds by, among other things, hiring investment sub-advisers to furnish daily investment management services. TAM will enter into a sub-advisory agreement with Torray pursuant to which Torray will act as sub-adviser to the New Fund. For these sub-advisory services, TAM will pay Torray an annual sub-advisory management fee of 0.25% of the New Fund’s assets up to $150 million of average daily net assets; 0.22% of the next $500 million of average daily net assets; 0.20% the next $500 million of average daily net assets; and 0.175% of average daily net assets in excess of $1.15 billion, based on the New Fund’s average daily net assets. The sub-advisory management fee will be paid on a monthly basis by TAM and not by the New Fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective as of the closing date of the Reorganization (the “Closing Date”), contractual arrangements have been made with TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the New Fund’s total operating expenses exceed 0.95% for Class I shares, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the New Fund’s business. TAM will consider renewal of and further reductions to this limit on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Mr. Haffenreffer, the portfolio manager of The Torray Resolute Fund, will act as portfolio manager of the New Fund.

Certain Differences between the Fund’s and the New Fund’s Advisory Agreements.

Following the Reorganization, shareholders of the Fund will become shareholders of the New Fund. The New Fund will be managed by TAM pursuant to the TAM Advisory Agreement. The following are non-material differences between the Management Agreement and the TAM Advisory Agreement:

-

TAM has additional oversight responsibilities with respect to the Trust’s service providers for the New Fund, including the custodian, the transfer agent, the New Fund’s independent accounting firm and legal counsel.

-

TAM is required to prepare certain materials for the Board’s review, participate in Board meetings and provide regular communications to the Board, as well as review disclosure documents for regulatory filings.

Under the TAM Advisory Agreement, it is not expected that the types of expenses borne by the Fund will materially differ than those expected to be borne by the New Fund.

ADDITIONAL INFORMATION ABOUT THE TORRAY FUND AND TRANSAMERICA FUNDS

Trustees and Officers. The trustees and officers of the Trust (of which The Torray Resolute Fund is a series) are different from those of Transamerica Funds (of which the New Fund is a series). The following individuals comprise the Board of Trustees of the Trust: William M. Lane (interested Trustee), Carol T. Crawford, Bruce C. Ellis, Robert P. Moltz and Wayne Shaner (Chairman).

The following individuals comprise the Board of Trustees of Transamerica Funds: Thomas A. Swank (interested Trustee), Alan Warrick (interested Trustee), Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Independent Registered Public Accounting Firm (“Auditor”). The Torray Resolute Fund’s Auditor is BBD, LLP. The New Fund’s Auditor is Ernst and Young LLP.

Other Service Providers. BNY Mellon Investment Servicing (US) Inc. serves as custodian, accountant, administrator and transfer agent to the Trust. Foreside Funds Distributors LLC serves as principal underwriter of the Trust.

TCI is the distributor for the New Fund. Transamerica Fund Services, Inc. (“TFS”), an affiliate of TAM and TCI, serves as the administrator, transfer agent and bookkeeping and pricing agent for the New Fund. TFS has outsourced the provision of certain administrative services to State Street Bank and Trust Company and certain transfer agency services to Boston Financial Data Services, Inc. State Street Bank and Trust Company is custodian for the New Fund.

Charter Documents. The Torray Resolute Fund is a series of a Massachusetts business trust. The New Fund is a series of a Delaware statutory trust. The Trust (of which The Torray Resolute Fund is a series) and Transamerica Funds (of which the New Fund is a series) are governed by their respective trust instruments, by-laws and applicable state law. Additional information about the trust instruments and by-laws of the Trust and Transamerica Funds is provided below.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest of The Torray Resolute Fund. Shareholders have no preemptive rights.

Transamerica Funds is authorized to issue an unlimited number of shares of beneficial interest of the New Fund, no par value, from an unlimited number of series of shares. Shares of each series of Transamerica Funds have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of The Torray Resolute Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). On any matter submitted to a vote of shareholders of Transamerica Funds, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the shareholders of such series or classes shall be entitled to vote.

Shareholder Meetings. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability. Both the Trust and Transamerica Funds’ trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or Transamerica Funds or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of The Torray Resolute Fund or the New Fund, respectively.

Trustee Liability. Both the Trust and Transamerica Funds indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and Transamerica Funds do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

Fundamental Investment Policies of the Funds

The Torray Resolute Fund and the New Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The following lists the fundamental investment policies for The Torray Resolute Fund and the New Fund.

The Torray Resolute Fund

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)

Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

(2)	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)	Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7)	Purchase or sell commodities or commodity contracts, including future contracts.

(8)	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

(9)

Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

(10)	Acquire more than 10% of the voting securities of any issuer.

(11)	Concentrate more than 25% of the value of its total assets in any one industry.

(12)

Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), by a Securities and Exchange Commission (“SEC”) exemptive order, or by the SEC.

New Fund

(1)	Borrowing. The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(2)	Underwriting Securities. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	Making Loans. The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)

Senior Securities. The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Real Estate. The fund may not purchase or sell real estate except as permitted by the 1940 Act.

(6)

Commodities. The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(7)

Concentration of Investments. The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following provides additional information about the New Fund’s fundamental investment policies. This information does not form part of the New Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. The fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. Pursuant to the Agreement, TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Torray or TAM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person. In addition, a representative from Computershare Fund Services (“Computershare”), a firm authorized by TAM to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail, by telephone or by internet. Computershare has been retained to assist in the solicitation of the proxies and it is estimated that it will receive approximately $3,900 for its services.

As of November 25, 2013 (the “Record Date”), The Torray Resolute Fund had 873,821.327 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders of The Torray Resolute Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum. A majority of the outstanding shares of The Torray Resolute Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The Torray Resolute Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting.

The Trust has also arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Shareholders may also vote over the Internet by following the instructions in the enclosed materials. Shareholders will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using the proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

For the Reorganization proposal, to the extent not designated, the shares will be voted FOR approval of the Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the Reorganization proposal.

Share Ownership. As of the Record Date, the officers and trustees of The Torray Fund beneficially owned the following percentage of The Torray Resolute Fund:

Shareholder	Title	% Owned
Robert E. Torray	President	68.2002%
2700 Calvert Street, NW
Washington, DC 20008

William M Lane	Executive Vice President	1.9147%
4424 Walsh Street	Chief Financial Officer
Chevy Chase, MD 20815

Barbara C. Warder 411 Duke Street Alexandria, VA 22314	Chief Compliance Officer	1.9024%

The officers and trustees of Transamerica Funds as a group beneficially owned less than 1% of the outstanding shares of The Torray Resolute Fund. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of The Torray Resolute Fund as of the Record Date:

Shareholder Name and Address	Percent
Charles Schwab & Co. FBO Schwab Customers Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	19.7906%

As of the date of this Prospectus/Proxy Statement, no shares of the New Fund have been issued.

FINANCIAL HIGHLIGHTS

The Financial Highlights of The Torray Resolute Fund since its inception are shown below. The Financial Highlights table is intended to help you understand a fund’s performance for the past five years (or since its inception if less than five years and for the most recent semi-annual period). The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions.

Information has been derived from financial statements audited by BBD, LLP, an Independent Registered Public Accounting firm, whose report, along with the The Torray Resolute Fund’s financial statements, is included in the December 31, 2012 Annual Report, which is available to you upon request.

	Period ended 6/30/13		Year ended 12/31/12		Year ended 12/31/11	Period ended 12/31/10(3)
PER SHARE DATA
Net Asset Value, Beginning of Period	$12.240		$10.220		$10.000	$10.000

Income/(loss) from investment operations:
Net investment income	0.006	(2)	0.009	(2)(5)	0.003 (2)	0.000
Net gains on securities (both realized and unrealized)	1.308		2.064		0.221 (4)	0.000

Total from investment operations	1.314		2.073		0.224	0.000

Less: distributions
Dividends (from net investment income)	(0.004)		(0.006)		(0.002)	0.000
Distributions (from capital gains)	(0.040)		(0.047)		(0.002)	—

Total distributions	(0.044)		(0.053)		(0.004)	0.000

Net Asset Value, End of Year	$13.510		$12.240		$10.220	$10.000

TOTAL RETURN(1)	10.82	%**	20.28%		2.23%	0.00%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$11,598		$10,320		$2,801	$100
Ratio of expenses to average net assets before expense reimbursement	2.06	%*	3.68%		5.90%	0.00%
Ratio of expenses to average net assets after expense reimbursement	1.25	%*	1.25%		1.25%	0.00%
Ratio of net investment income to average net assets	0.09	%*	0.08	%(5)	0.03%	0.00%
Portfolio turnover rate	5.06	%**	21.76%		22.35%	0.00%

*	Annualized
**	Not annualized
(l)	Past performance is not predictive of future performance.
(2)	Calculated based on the average amount of shares outstanding during the period.
(3)	Commencement of operations on 12/31/10.
(4)

The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(5)

For the year ended December 31, 2012, investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.01)%.

Appendix 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 20[    ], by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series Transamerica Concentrated Growth (the “Acquiring Fund”), and The Torray Fund, a Massachusetts business trust (the “Acquired Trust”), with its principal place of business at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, on behalf of its series The Torray Resolute Fund (the “Acquired Fund”).

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Acquired Fund;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the undesignated shares of beneficial interest (which are all of the shares of beneficial interest) of the Acquiring Fund (the “Acquired Fund Shares”) and the liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Trust (the “Acquired Trust Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL OF THE ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 (a) The property and assets of the Acquired Trust attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, originals or copies of or access to all books and records of the Acquired Fund, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

(b) The Acquired Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held securities of the Acquired Fund, and shall identify any investments of the Acquired Fund being fair valued by the Acquired Fund or being valued based on broker-dealer quotes.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities that are then due and payable prior to the Valuation Time.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Trust, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of the Acquired Fund Shares, and (b) liquidate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or before the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust, on behalf of the Acquired Fund. The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Time”), computed using the valuation procedures established by the Acquired Trust Board.

2.2 The net asset value per share of the Acquiring Fund Shares of the Acquiring Fund shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Time, computed using the valuation procedures established by the Acquiring Trust Board.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be February 28, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the Acquiring Fund Shares is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing. the Acquired Trust shall direct The Bank of New York Mellon (the “Acquired Fund Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Acquired Fund Custodian maintains as custodian for the Acquired Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for the accounts of the Acquiring Fund that the Acquiring Fund Custodian maintains as custodian for the Acquiring Fund. The Acquired Trust shall, within one business day after the Closing, deliver to the Acquiring Trust a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Trust shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Trust, within one business day after the Closing, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. With one business day after the Closing, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Trust shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and nonresident alien withholding statuses of the Acquired Fund Shareholders as of the Valuation Time, along with documentation regarding withholding statuses (e.g., Forms W-8 and W-9) for Acquired Fund Shareholders.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 of this Agreement, the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust (the “Acquired Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Trust. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Trust) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result, in a material violation of Massachusetts law or of the Acquired Trust Declaration or the by-laws of the Acquired Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no outstanding assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Trust that is treated as a corporation separate from any and all other series of the Acquired Trust under Section 851(g) of the Code. For each taxable year of its operation ending on or before the Closing Date, the Acquired Fund has met the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. For the taxable year that includes the Closing Date, the Acquired Fund will have met, as of the Closing Date, all requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” that the Acquired Fund is required to have met as of the Closing Date in order to maintain that qualification and treatment. For each taxable year of its operation ending on or before to the Closing Date, the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquired Fund has no earnings and profits accumulated for any taxable year in which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code.

(m) All issued and outstanding Acquired Fund Shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of the Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Trust Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Trust, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated herein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, the 1940 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the three (3) year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under 1933 Act, the 1934 Act and the 1940 Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(r) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(s) The tax representation certificate to be delivered by the Acquired Trust, on behalf of the Acquired Fund, to Bingham McCutchen LLP pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

4.2 Except as has been fully disclosed to the Acquired Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Trust’s Declaration of Trust, as amended (the “Acquiring Trust Declaration”), to own all of the assets of the Acquiring Fund and to carry on its business contemplated by this Agreement. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Trust Declaration or the by-laws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(f) The Acquiring Fund is a newly formed separate series of the Acquiring Trust that, immediately after the Reorganization, will be treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code.

(g) On the Closing Date, all issued and outstanding Acquiring Fund Shares will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) The Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund will not have any assets or liabilities or have carried on any business activities.

(k) Subject to the accuracy of the representations and warranties in paragraph 4.1(l), the taxable year that includes the Closing Date and for subsequent taxable periods, the Acquiring Trust reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

(l) The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Acquiring Trust, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1933 Act and the 1940 Act and the rules and regulations thereunder.

(m) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(n) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(o) The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Trust, on behalf of the Acquired Fund, will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquired Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Trust, on behalf of the Acquired Fund, will provide to the Acquiring Trust such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.10 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Acquiring Fund Shares under the 1933 Act and the 1940 Act.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the Reorganization shall be subject, at the Acquired Trust’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Trust shall reasonably request.

6.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject, at the Acquiring Trust’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Trust shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Trust on behalf of the Acquired Fund. The Acquired Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in the name of the Acquired Trust, on behalf of the Acquired Fund, by the Acquired Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust shall reasonably request.

7.5 The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Trust Declaration, the by-laws of the Acquired Trust, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Trust, with respect to the Acquired Fund, or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Trust, on behalf of the Acquired Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and, with respect to the Reorganization, the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund; (iii) the tax basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the Acquiring Fund as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in connection with the transaction will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Acquired Fund will not end as a result of the Reorganization. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Dechert LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Trust, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Acquired Trust, with respect to the Acquired Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Trust Declaration or the by-laws of the Acquired Trust. Such opinion may state that it is solely for the benefit of the Acquiring Trust and the Acquiring Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Trust Declaration or the by-laws of the Acquiring Trust. Such opinion may state that it is solely for the benefit of the Acquired Trust and the Acquired Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquired Trust and the members of the Acquired Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Trust and the members of the Acquiring Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Trust or the members of the Acquired Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 TAM or an affiliate and Torray LLC or an affiliate will each be responsible for the expenses incurred in connection with the Reorganization (including legal, tax, proxy solicitation, printing and mailing costs as well as other costs associated with the Reorganization). All Reorganization expenses other than legal-related expenses shall be borne by the party that incurred them. Legal-

related expenses incurred in connection with the Reorganization shall be aggregated and allocated one-half each to TAM and Torray LLC. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust and the Acquired Trust agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) by resolution of the Acquiring Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund; or

(b) by resolution of the Acquired Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund.

12.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquiring Trust or the Acquired Trust.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Trust or the Acquired Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Florida.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Trust, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Trust, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis.

15.6 The Acquired Trust Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Acquired Trust Declaration, the obligations of the Acquired Trust with respect to the Acquired Fund entered into in the name or on behalf of the Acquired Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Acquired Trust personally, but bind only the assets of the Acquired Trust belonging to the Acquired Fund, and all persons dealing with any series or funds of the Acquired Trust must look solely to the assets of the Acquired Trust belonging to such series or fund for the enforcement of any claims against the Acquired Trust.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS,

on behalf of its series Transamerica Concentrated Growth

By:
Name:
Title:

THE TORRAY FUND,

on behalf of its series The Torray Resolute Fund

By:
Name:
Title:

Solely for purposes of paragraphs 10.2 of the Agreement:

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULE 4.1

SCHEDULE 4.2